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                          SECURITIES AND EXCHANGE COMMISSION
                                 450 Fifth Street, NW
                                Washington, DC  20549


                                    FORM 8-K
                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               September 18, 1997
                        (date of earliest event reported)

                        PNC MORTGAGE SECURITIES CORP.
                    as Depositor and Master Servicer under a
                        Pooling and Servicing Agreement
                          dated as of September 1, 1997
                           providing for the issuance of

                           695,684,820 (approximately)

                        MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1997-6


    Delaware                       33-84896               T/B/D
(State or other jurisdiction     (Commission           (IRS Employer
of Incorporation)                 File Number)          Identification
                                                          Number)

                          75 NORTH FAIRWAY DRIVE
                       VERNON HILLS, ILLINOIS  60061

                   (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                (847) 549-6500

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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits



Exhibit
Number
-------

23.1      Consent of Coopers & Lybrand L.L.P.











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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           PNC MORTGAGE SECURITIES CORP.

Date: September 19, 1997              By:  /s/ Thomas G. Lehmann
                                          --------------------------------
                                            Thomas G. Lehmann
                                            Vice President and
                                            General Counsel

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Exhibit
Number
-------

23.1      Consent of Coopers & Lybrand L.L.P.


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